EXHIBIT 99.1


                              SMHL GLOBAL FUND NO.5

For Distribution Date: 11/09/2004

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                            Beginning                                                      Ending         Outstanding
 Class     Original          Period          Principal      Interest         Total          Period          Principal
            Balance      Invested Amount   Distribution   Distribution   Distribution   Invested Amount      Balance
------   --------------  ---------------  -------------   ------------   -------------  ---------------  --------------

A                   USD             USD             USD            USD             USD             USD              USD
         750,000,000.00  551,039,546.50   56,542,033.93   2,717,849.49   59,259,883.42  494,497,512.57   494,497,512.57

B                  AUD             AUD        AUD 0.00           AUD              AUD              AUD              AUD
         20,700,000.00   20,700,000.00                    327,922.03       327,970.23    20,700,000.00    20,700,000.00
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                Bond         Current Pass
  Class        Factor       Through Rates*
-------     ------------    --------------
A           $0.659330017      1.93000%          * Based on a LIBOR of: 1.71000%

B           $1.000000000      5.84460%          * Based on a BBSW of:  5.43500%
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AMOUNTS PER $1,000 UNIT
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                                                                Ending
             Principal        Interest          Total           Period
   Class    Distribution   Distribution     Distribution        Balance
--------    ------------   ------------     ------------    --------------
A                    USD            USD              USD               USD
             75.38937812     4.93222221      80.32160033      659.33001721

B                    AUD            AUD              AUD               AUD
               0.0000000     15.8439726       15.8439726     1,000.0000000
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Quarterly
Principal        Scheduled                                      Insurance
Distribution     Principal    Prepayments     Liquidations       Proceeds        Total
------------  -------------  -------------    ------------      ----------    -------------

Class A
Per $1000              USD             USD                                             USD
unit          3,518,643.88   53,023,389.71        USD 0.00        USD 0.00   56,542,033.93

                       USD             USD             USD             USD             USD
                4.69152517     70.69785295      0.00000000      0.00000000     75.38937812
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Class B
Per $1000              AUD             AUD             AUD             AUD             AUD
unit             0.0000000       0.0000000       0.0000000       0.0000000       0.0000000

                       AUD             AUD             AUD             AUD             AUD
                 0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
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Collateral Distributions              Current Period    Since Inception    Current Period  Since Inception
----------------------------------    ---------------  ----------------    --------------  ---------------
Beginning Collateral Balance                      AUD               AUD               USD               USD
                                       802,316,378.02  1,084,529,787.23    565,633.046.50    764,593,500.00
-Scheduled Principal Payments            4,990,984.23     22,739,191.16      3,518,643.88     16,031,129.76
-Unscheduled Principal Payments         79,574,215.70    372,176,822.09     56,099,822.07    262,384,659.58
+Principal Redraws                       4,363,733.84     32,501,137.95      3,076,432.36     22,913,302.25
-Insurance Proceeds                              0.00              0.00              0.00              0.00
-Liquidation Proceeds                            0.00              0.00              0.00              0.00
-Realized Losses from Liquidations               0.00              0.00              0.00              0.00
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Ending Collateral Balance                         AUD               AUD               USD               USD
                                       722,114,911.93    722,114,911.93    509,091,012.91    509,091,012.91
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Outstanding Mortgage Information           Period       Since Inception         Period      Since Inception
-------------------------------------   --------------  ---------------    --------------   ---------------

Outstanding Principal Balance - Fixed              AUD              AUD               USD               USD
rate housing loans                      175,545,880.69   205,588,247.85    123,759,845.89    144,939,714.73
Outstanding Principal Balance                      AUD              AUD               USD               USD
-Variable rate housing loans            546,569,031.24   878,941,539.39    385,331,167.02    619,653,785.27
                                        --------------   --------------    --------------    --------------
Total Outstanding Principal Balance                AUD              AUD               USD               USD
                                        722,114,911.93 1,084,529,787.23    509,091,012.91    764,593,500.00
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Quarterly Interest Collections Waterfall                            AUD                                 USD
---------------------------------------------         ------------------                  -----------------
Interest Collections
Gross Interest Income Received from Mortgages         AUD 12,792,306.57                   USD 9,018,576.13
Payments from / (to) Fixed / Floating
Swap Provider                                               (134,030.29)                        (94,491.36)
Payments from / (to) Currency Swap Provider               (7,659,349.91)                     (5,399,841.69)
Interest Income received from Cash holdings                  297,394.08                         209,662.83
Principal Draws                                                    0.00                               0.00
Liquidity Facility Draws                                           0.00                               0.00
                                                      ------------------                  -----------------
Net proceeds available for Interest Waterfall         AUD  5,296,320.45                   USD 3,733,905.92
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Distribution of Interest Collections

Trustee's fee and Expenses                            AUD  1,104,697.12                   USD   778,811.47
Interest Carryforward paid to A                                    0.00                               0.00
Current Interest due to A                                 11,514,455.57                       8,117,691.18
Payments from swap provider due to A                      (7,659,349.91)                     (5,399,841.69)
Interest Carryforward paid to Class B                              0.00                               0.00
Current Interest due to Class B                              327,922.03                         231,185.03
Other                                                          2,954.76                           2,083.11
Deposit into Cash Collateral Account                               0.00                               0.00
Reimbursement of Principal Draws                                   0.00                               0.00
                                                      -----------------                   -----------------
Total Distributions of Interest Collections           AUD  5,290,679.57                   USD 3,729,929.10
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Outstanding Deferred Management Fees                       AUD 5,640.88                       USD 3,976.82
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Quarterly Principal Collections
Waterfall                                     Period           Since Inception           Period            Since Inception
------------------------------------     ------------------   -------------------   ------------------   ------------------

Principal Collections
Principal Collections from
  outstanding mortgage loans             AUD 84,565,199.93    AUD 394,916,013.25    USD 59,618,465.95    USD 278,415,789.34
Principal Redraws from outstanding
  mortgage loans                             (4,363,733.84)       (32,501,137.95)       (3,076,432.36)       (22,913,302.25)
Recoveries from previously charged
  off mortgage loans                                  0.00                  0.00                 0.00                  0.00
Other                                                 0.00                  0.00                 0.00                  0.00
Less:  Principal Draws for Interest
   Waterfall                                          0.00                  0.00                 0.00                  0.00
Plus:  Reimbursement of Principal
  Draws from Interest Waterfall                       0.00                  0.00                 0.00                  0.00
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Net proceeds available for Principal
Waterfall                                AUD 80,201,466.09    AUD 362,414,875.30    USD 56,542,033.59    USD 255,502,487.09
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Outstanding Shortfalls and Chargeoffs          Period        Period
-------------------------------------         --------      --------
Principal Draws for Interest Waterfall        AUD 0.00      USD 0.00
Class A Interest Shortfall                        0.00          0.00
Accrued Interest on Class A Interest              0.00          0.00
Shortfall
Class B Interest Shortfall                        0.00          0.00
Accrued Interest on Class B Interest              0.00          0.00
Shortfall
Class A Charge Offs                               0.00          0.00
Class A Carry Over Charge Offs                    0.00          0.00
Class B Charge Offs                               0.00          0.00
Class B Carry Over Chrage Offs                    0.00          0.00
Redraw Charge Offs                                0.00          0.00
Redraw Carry Over Charge Offs                     0.00          0.00
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Realized Loss Information                                     Since                         Since
                                                Period      Inception        Period        Inception
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

Realized Loss on Class A Bonds before          AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Class B Bonds before          AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Redraw Funding                AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Facility before Mortgage insurance
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Realized Loss on Class A Bonds after           AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Class B Bonds after           AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Redraw Funding                AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Facility after Mortgage insurance
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Cash Collateral Account                                          AUD                             USD
-----------------------                                 ------------                    ------------

Beginning Cash Collateral Account Balance                        AUD                             USD
                                                        2,241,779.68                    1,580,454.67
+ Interest Earned on Cash Collateral Account               29,344.81                       20,688.09
+ Deposit from Interest Collections Waterfall                   0.00                            0.00
-Current Period's Cash Collateral Account Draws           235,988.52                      166,371.91
-Current Period's Release to cash collateral provider      29,344.81                       20,688.09

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Ending Cash Collateral Account Balance                           AUD                             USD
                                                        2,005,791.16                    1,414,082.77
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Required Cash Collateral Account Balance                         AUD                             USD
                                                        1,805,287.28                    1,272,727.53
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                                                         Percentage
Delinquency Information                    # of Loans      of Pool     Loan Balance     % of Pool
-----------------------                    ----------    ----------    ------------     ----------

31-60 Days                                    10           0.08%       1,257,041.96       0.17%
61-90 Days                                     2           0.02%        80,045.26         0.01%
90+ Days (excluding Loans in
Foreclosures)                                  4           0.03%        955,237.86        0.13%
Loans in Foreclosure                           0           0.00%            -             0.00%
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Total                                         16           0.14%       2,292,325.08       0.32%
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Prepayment Information                     Three Month CPR     Life
                                           ---------------    ------
                                                 29.68%       31.54%
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